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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 8, 2005

                             CALLIDUS SOFTWARE INC.
               (Exact Name of Registrant as Specified in Charter)

             Delaware                   000-50463               77-0438629
  (State or Other Jurisdiction  (Commission File Number)      (IRS Employer
        of Incorporation)                                   Identification No.)

         160 W. Santa Clara Street, Suite 1500
                      San Jose, CA                                 95113
        (Address of Principal Executive Offices)                 (Zip Code)

                                 (408) 808-6400
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a -12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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ITEM 7.01.  REGULATION FD DISCLOSURE.

     On August 8, 2005, Registrant announced the closing of a software license and services agreement with Hewlett Packard Company ("HP"). Under the terms of the agreement, HP will be able to use Registrant's TrueComp(R), TrueInformation(TM) and TrueResolution(R) modules for direct and indirect channel sales payees worldwide. Estimated project value is expected to be approximately $8 million during the first twelve months.

     The information furnished in this report shall not be deemed to be incorporated by reference into Registrant's filings with the SEC under the Securities Act of 1933 and shall not be deemed to be "filed" with the SEC under the Securities Exchange Act of 1934.

     The information in this 8-K contains, or may be deemed to contain, "forward-looking statements" (as defined in the U.S. Private Securities Litigation Reform Act of 1995) which reflect the Registrant's current views with respect to future events including the estimated project value of the above transaction. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, you should not rely on forward-looking statements, as there are or will be important factors that could cause actual events to differ materially from those predicted or implied by these forward-looking statements. Unless otherwise required by applicable law, the Registrant undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise.

     On August 8, 2005, Registrant issued a press release attached as Exhibit
99.1 hereto.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

          99.1     Press Release of Registrant dated August 8, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CALLIDUS SOFTWARE INC.

Date: August 8, 2005                    By:    /s/ Ronald J. Fior
                                               ---------------------------------
                                        Name:  Ronald J. Fior
                                        Title: Vice President, Finance and
                                               Chief Financial Officer

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                                  EXHIBIT INDEX

99.1     Press release of Registrant dated August 8, 2005.